Principal Funds, Inc.
Supplement dated July 29, 2022
to the Prospectus dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
In the Principal Investment Strategies section, under Infrastructure, delete the last sentence in the paragraph.
In the Principal Risks section, delete the Master Limited Partnership (“MLP”) Risk.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the Investment Strategies and Risks Table, for Diversified Real Asset Fund, change Master Limited Partnerships (“MLPs”) to Non-Principal.
Under the Inverse Floating Rate Investments section, delete the last sentence.
Under the Leverage section, delete the last two sentences and replace with the following:
Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired.
Under the Short Sales section, delete the first paragraph and replace with the following:
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to post collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.